                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 6, 2001
                                                         ----------------

                           RENAISSANCE WORLDWIDE, INC.
                           ---------------------------
               (Exact name of registrant as specified in charter)

 MASSACHUSETTS                          0-28192                   04-2920563
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)


     52 Second Avenue, Waltham, MA                                 02451
     -----------------------------                                 -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (781) 290-3000
                                                           --------------




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Item 5. Other Events
--------------------

     On November 6, 2001, the Renaissance Worldwide, Inc. (the "Company"), adopted an amendment to the Company's Rights Agreement between the Company and Fleet National Bank, as Rights Agent. On June 13, 2000 the Board of Directors of the Company had declared a dividend of one right (the "Rights") to purchase one one-thousandth (1/1000th) of a share of Series A preferred stock, par value $.10 per share, of the Company for each outstanding share of common stock, no par value per share, of the Company. The dividend was payable to shareholders of record at the close of business on June 30, 2000. A copy of the Rights Agreement is an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on June 21, 2000 and is incorporated herein by reference. Amendment No. 1 to the Rights Agreement is filed herewith as an exhibit and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

     1. Rights Agreement dated as of June 13, 2000 ("Rights Agreement") between the Company and Fleet National Bank, as Rights Agent.*

     2. Form of Certificate of Designation with respect to the Series A Preferred Stock, par value $.10 per share, of the Company (attached as Exhibit A to the Rights Agreement).*

     3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).*

     4.   Summary of Rights (attached as Exhibit C to the Rights Agreement).*

     5. Amendment No. 1, dated as of November 6, 2001 to Rights Agreement between the Company and Fleet National Bank, as Rights Agent.**

     *    Filed with Form 8-K filed on June 21, 2000.
     **   Filed herewith.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENAISSANCE WORLDWIDE, INC.


                                       By:    /s/ JOSEPH P. FARGNOLI
                                           -------------------------------------
                                       Name:  Joseph P. Fargnoli
                                       Title: Chief Financial Officer, Treasurer
                                              and Clerk

Date: November 7, 2001



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                                  EXHIBIT INDEX

         The following designated exhibits are filed herewith:

         1. Rights Agreement dated as of June 13, 2000 ("Rights Agreement") between the Company and Fleet National Bank, as Rights Agent.*

         2. Form of Certificate of Designation with respect to the Series A Preferred Stock, par value $.10 per share, of the Company (attached as Exhibit A to the Rights Agreement).*

         3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).*

         4.       Summary of Rights (attached as Exhibit C to the Rights
                  Agreement).*

         5. Amendment No. 1, dated as of November 6, 2001 to Rights Agreement between the Company and Fleet National Bank, as Rights Agent.**

         *        Filed with Form 8-K filed on June 21, 2000.
         **       Filed herewith.




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